================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Silicon Valley Bancshares
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                      LOGO

                           SILICON VALLEY BANCSHARES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            THURSDAY, APRIL 17, 1997
                                   4:00 P.M.

TO THE SHAREHOLDERS:

I am pleased to invite you to attend the 1997 Annual Meeting of Shareholders of Silicon Valley Bancshares, which will be held at the Network Meeting Center at Techmart, Silicon Valley Room, 5201 Great America Parkway, Santa Clara, California 95054, on Thursday, April 17, 1997, 4:00 p.m., local time. The purposes of the meeting are to:

  1. Elect nine (9) Directors to serve for the ensuing year and until their successors are elected.
  2. Ratify and approve the Silicon Valley Bancshares 1997 Equity Incentive Plan and options previously granted thereunder.
  3. Ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.
  4. Transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO MARK YOUR VOTES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy card.

Only shareholders of record on February 20, 1997 will be entitled to vote at the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

/s/DANIEL J. KELLEHER
---------------------
Daniel J. Kelleher
Chairman of the Board

Santa Clara, California
March 17, 1997

 ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL NINE (9) NOMINEES FOR DIRECTORS, FOR APPROVAL OF THE SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       PROXY STATEMENT--TABLE OF CONTENTS

MATTER                                                                     PAGE
------                                                                     ----
Information Concerning the Proxy Solicitation.............................   1
Proposal No. 1--Election of Directors*....................................   3
Security Ownership of Directors and Executive Officers....................   5
Information on Executive Officers.........................................   6
Report of the Personnel and Compensation Committee of the Board on
 Executive Compensation...................................................   9
Return to Shareholders Performance Graph..................................  13
Table 1--Summary Compensation.............................................  14
Table 2--Option Grants in Fiscal Year 1996................................  15
Table 3--Aggregated Option Exercises in Fiscal Year 1996 and Fiscal Year-
 End Option Values........................................................  16
Termination Arrangements..................................................  17
Board Committees and Meeting Attendance...................................  20
Director Compensation.....................................................  22
Security Ownership of Principal Shareholders..............................  23
Section 16(a) Beneficial Ownership Reporting Compliance...................  24
Certain Relationships and Related Transactions............................  24
Proposal No. 2--Approval of the 1997 Equity Incentive Plan*...............  25
Table 4--1997 Plan Benefits...............................................  27
Proposal No. 3--Ratification of Appointment of Independent Auditors*......  31
Shareholder Proposals--1998 Annual Meeting................................  31
1996 Annual Report........................................................  31
Other Matters.............................................................  31

--------
* Denotes Items to be Voted on at the Meeting

               Mailed to shareholders on or about March 20, 1997

                               ----------------

                                PROXY STATEMENT
                                      OF
                           SILICON VALLEY BANCSHARES
                               3003 TASMAN DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                               ----------------

                 INFORMATION CONCERNING THE PROXY SOLICITATION

GENERAL

  This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a California corporation and bank holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held in the Silicon Valley Room at the Network Meeting Center at Techmart, 5201 Great America Parkway, Santa Clara, California 95054, on Thursday, April 17, 1997 at 4:00 p.m., local time and at all postponements or adjournments thereof (the "Meeting"). Only shareholders of record on February 20, 1997 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 9,534,825 outstanding shares of its no par value Common Stock (the "Common Stock") held by 665 shareholders of record.

  The Company's principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is (408) 654-7400.

VOTING

  Shareholders of the Company's Common Stock are entitled to one vote for each share held, except that for the election of directors, each shareholder has cumulative voting rights entitling the shareholder to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. A shareholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) for a candidate unless such candidate's or candidates' names have been placed in nomination prior to the voting in accordance with Section 2.11 of the Bylaws of the Company and the shareholder (or any other shareholder) has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates properly placed in nomination. The Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders.

  Section 2.11 of the Bylaws of the Company governs nominations for election of members of the Board of Directors, as follows: nominations for election of members of the Company's Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Secretary of the Company by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors, or ten (10) days after the date of mailing notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of Common Stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the Inspector of Election can disregard all votes cast for each such nominee.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business , but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

  Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of the 1997 Equity Incentive Plan). However, with respect to a proposal that requires a majority of the outstanding shares, an abstention or broker non-vote, has the same effect as a vote against the proposal.

REVOCABILITY OF PROXIES

  Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its exercise. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company's transfer agent. Such Proxy is also automatically revoked if the shareholder is present at the Meeting and votes in person.

SOLICITATION

  This solicitation of proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing Proxy materials furnished by the Board of Directors to shareholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

  Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the nominees to the Board of Directors, "FOR" the Company's 1997 Equity Incentive Plan, "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

  The Company's Bylaws currently provide for a range of from eight (8) to fifteen (15) directors and permit the exact number to be fixed by the Board. Effective as of April 17, 1997, the Board has fixed the exact number of directors at nine (9).

NOMINEES FOR DIRECTOR

  All Proxies will be voted "FOR" the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are currently directors, unless authority to vote for the election of directors is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Shareholders. All incumbent directors are nominees for re-election to the Board, except Henry M. Gay. Mr. Gay has resigned from the Board of Directors, effective as of April 17, 1997. Mr. Gay will continue to serve as an advisory (non-voting) member of the Board of Directors. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified.

  The names and certain information about each of the Company's nominees for director as of the Record Date are set forth below.

                                        PRINCIPAL OCCUPATION OR
     NAME OF DIRECTOR      AGE (1)             EMPLOYMENT
     ----------------      --- ---      -----------------------
                                    OTHER BUSINESS AFFILIATIONS AND    DIRECTOR
          NOMINEE              (2)    PUBLIC COMPANY DIRECTORSHIPS      SINCE
          -------              ---  -------------------------------    --------
 Gary K. Barr               52 (1) President and Chief Executive         1982
                                   Officer, Pacific Coast Capital (a
                                   real estate investment and
                                   management company), Carbondale,
                                   Colorado since August 1992.
                               (2) President and Chief Executive
                                   Officer, Landsing Pacific Fund (a
                                   California real estate investment
                                   and management company) from 1984
                                   to August 1992. Interim Acting
                                   Chief Executive Officer of the
                                   Company and the Bank from January
                                   1993 to May 1993.
 James F. Burns, Jr.        59 (1) Trustee of CBR Liquidating Trust      1994
                                   as of October 1996, and formerly,
                                   Executive Vice President and
                                   Chief Financial Officer, CBR
                                   Information Group (a credit and
                                   mortgage reporting company),
                                   Houston, Texas since September
                                   1988.
                               (2) Executive Vice President and
                                   Chief Financial Officer,
                                   Integratec, Inc. (a company
                                   providing credit origination,
                                   servicing, and collection
                                   services and the parent company
                                   of CBR Information Group prior to
                                   spin-off of CBR in 1993) from
                                   1988 to 1993.
 John C. Dean               49 (1) President and Chief Executive         1993
                                   Officer of the Company and the
                                   Bank since May 1993. Also, see
                                   "Information on Executive
                                   Officers" below.
                               (2) Advisory Member of Board of
                                   Directors, American Central Gas
                                   Companies, Inc., Tulsa, Oklahoma
                                   since August 1994.
 David M. deWilde           56 (1) Founder and Managing Director,        1995
                                   Chartwell Partners International,
                                   Inc. (an executive search firm)
                                   since 1989.
                               (2) Director, Berkshire Realty
                                   Company, Inc. (a real estate
                                   investment trust), Boston,
                                   Massachusetts since 1993.
 Clarence J. Ferrari, Jr.,  62 (1) Founder and Principal, Ferrari,       1983
  Esq.                             Olsen, Ottoboni & Bebb
                                   (Attorneys-at-Law), San Jose,
                                   California since 1981.

                                        PRINCIPAL OCCUPATION OR
     NAME OF DIRECTOR      AGE (1)             EMPLOYMENT
     ----------------      --- ---      -----------------------
                                    OTHER BUSINESS AFFILIATIONS AND    DIRECTOR
          NOMINEE              (2)    PUBLIC COMPANY DIRECTORSHIPS      SINCE
          -------              ---  -------------------------------    --------
 Daniel J. Kelleher (/1/)   54 (1) Private Investor, Los Altos           1986
                                   Hills, California.
 James R. Porter            61 (1) President, Chief Executive            1994
                                   Officer, and Director, Triad
                                   Systems Corporation (a computer
                                   software company), Livermore,
                                   California since September 1985.
                               (2) Member of Board of Directors,
                                   Brock Control Systems (a sales
                                   automation company), Atlanta,
                                   Georgia since April 1993.
 Michael Roster, Esq.       51 (1) General Counsel, Stanford             1994
  (/2/)                            University, Stanford, California
                                   since August 1993.
                               (2) From 1987 to 1993, partner in the
                                   national law firm of Morrison &
                                   Foerster.
 Ann R. Wells               53 (1) Chief Executive Officer, Ann          1986
                                   Wells Personnel Services, Inc. (a
                                   personnel agency), Sunnyvale,
                                   California since January 1980.
 Other Director
 --------------
 Henry M. Gay               72 (1) Retired                               1982
                               (2) Founder and Director, Triad
                                   Systems Corporation (a computer
                                   software company), Livermore,
                                   California since 1971.

VOTE REQUIRED

  The nine (9) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

--------
(1) Chair of the Company Board and the Bank Board.
(2) Vice-Chair of the Company Board and the Bank Board.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

                                          AGGREGATE NUMBER
                                             OF SHARES            PERCENT OF
NAME                                     BENEFICIALLY OWNED   OUTSTANDING SHARES
----                                     ------------------   ------------------
DIRECTORS
Gary K. Barr............................       41,000(a)             0.43%
James F. Burns, Jr......................       10,500(a)             0.11%
John C. Dean*...........................      196,878(b),(j)         2.05%
David M. deWilde........................       11,783(a)             0.12%
Clarence J. Ferrari, Jr., Esq...........       75,310(c)             0.79%
Henry M. Gay............................       20,451                0.21%
Daniel J. Kelleher......................       97,881(d)             1.03%
James R. Porter.........................        9,875(a)             0.10%
Michael Roster, Esq.....................       11,000(e)             0.12%
Ann R. Wells............................       94,430(d)             0.99%
EXECUTIVE OFFICERS**
John C. Dean............................ (See listing above under "Directors")
James F. Forrester......................       54,525(f),(k)         0.57%
Barbara B. Kamm.........................       22,218(g),(l)         0.23%
Harry W. Kellogg, Jr....................       52,349(h),(m)         0.55%
Kenneth P. Wilcox.......................       32,591(i),(n)         0.34%
All current directors and executive
 officers as a group (20 persons).......      849,359***             8.66%

--------
Share numbers shown in the table include (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company's employee retirement plans:


(1)                      (2)
 (a)  3,000 shares        (j)  47,793 shares
 (b) 75,000 shares        (k)  10,321 shares
 (c)  4,817 shares        (l)   4,819 shares
 (d) 12,193 shares        (m)  10,307 shares
 (e)  1,500 shares        (n)   6,763 shares
 (f) 13,525 shares
 (g) 13,120 shares
 (h) 20,100 shares
 (i) 22,060 shares

  * Share ownership shown does not include 8,500 shares in the aggregate held in two trusts for which Mr. Dean's brother serves as trustee for the benefit of Mr. Dean's two daughters, as to which shares Mr. Dean disclaims beneficial ownership.
 ** Ownership shown includes dispositive share equivalents beneficially owned by executive officers under the Company's employee retirement plans. Actual voting shares will be slightly less due to cash liquidity in such retirement plans. The difference between dispositive share equivalents and actual voting shares is not deemed material.
*** Includes (i) 275,140 shares subject to options where the options are exercisable within 60 days after the Record Date and (ii) 97,000 shares held for the benefit of current executive officers under the Company's employee retirement plans.

                       INFORMATION ON EXECUTIVE OFFICERS

  The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.

                                                                       EMPLOYEE
 NAME AND POSITION             AGE        BUSINESS EXPERIENCE           SINCE
 -----------------             ---        -------------------          --------
 JOHN C. DEAN                   49 Prior to joining the Company and      1993
  President, Chief Executive       the Bank in May 1993, Mr. Dean
  Officer and Director of the      served as President and Chief
  Company and the Bank             Executive Officer of Pacific
                                   First Bank, a $6.5 billion
                                   federal savings bank
                                   headquartered in Seattle,
                                   Washington from December 1991
                                   until April 1993. From 1990 to
                                   1991, Mr. Dean served as Chairman
                                   and Chief Executive Officer of
                                   First Interstate Bank of
                                   Washington and from 1986 to 1990,
                                   Chairman and Chief Executive
                                   Officer of First Interstate Bank
                                   of Oklahoma.
 L. BLAKE BALDWIN               45 Mr. Baldwin joined the Bank in        1988
  Executive Vice President         July 1988 as Vice President of
  and Manager of the Bank's        the Bank's real estate division.
  Special Industries Group         Mr. Baldwin was promoted to
                                   Senior Vice President and
                                   Division Manager of the Real
                                   Estate Group in December 1992. In
                                   March 1996, Mr. Baldwin was
                                   appointed Executive Vice
                                   President and Manager of the
                                   Bank's Special Industries Group.
 A. JOHN BUSCH                  42 Mr. Busch joined the Bank in          1993
  Executive Vice President         August 1993 as Executive Vice
  and Chief Credit Officer of      President, General Counsel and
  the Bank                         Chief Credit Officer. Prior to
                                   joining the Bank, Mr. Busch
                                   served as Executive Vice
                                   President and Chief Lending and
                                   Credit Officer at First National
                                   Bank in San Diego, California
                                   from January 1992 until August
                                   1993. From 1982 until January
                                   1992, Mr. Busch held increasingly
                                   responsible positions with Union
                                   Bank in Los Angeles, California
                                   in the merchant banking and legal
                                   departments.
 JAMES F. FORRESTER             53 Mr. Forrester joined the Bank in      1987
  Executive Vice President         1987 as Senior Vice President of
  and Manager of the Bank's        Operations and Administration. In
  Strategic Financial              1990, Mr. Forrester founded the
  Services Group                   Bank's Southern California office
                                   and managed that office until
                                   August 1993. Prior to becoming
                                   Manager of the Bank's Strategic
                                   Financial Services Group in
                                   January 1996, Mr. Forrester
                                   managed the Bank's Special
                                   Industries Group and Northern
                                   California Technology Group from
                                   August 1993 to December 1995.
 BARBARA B. KAMM                45 Ms. Kamm joined the Bank in           1991
  Executive Vice President         January 1991 as Vice President
  and Chief Administrative         and Senior Loan Officer of the
  Officer of the Company and       Bank's Southern California
  the Bank                         Technology Group. Prior to being
                                   appointed Executive Vice
                                   President and Chief
                                   Administrative Officer in
                                   September 1996, Ms. Kamm served
                                   as Senior Vice President and
                                   Manager of the Bank's Southern
                                   California Group from August 1993
                                   through September 1996 (having
                                   been promoted to Executive Vice
                                   President in November 1995).

                                                                       EMPLOYEE
 NAME AND POSITION             AGE        BUSINESS EXPERIENCE           SINCE
 -----------------             ---        -------------------          --------
 HARRY W. KELLOGG, JR.          53 Mr. Kellogg joined the Bank in        1986
  Executive Vice President         October 1986 as Senior Vice
  and Manager of the Bank's        President of the Bank's
  Strategic Marketing Group        Technology Division. Mr. Kellogg
                                   served as Executive Vice
                                   President and Chief Marketing
                                   Officer from September 1993 to
                                   April 1994 (when he left the Bank
                                   for ten months, during which
                                   time, he served as Executive Vice
                                   President for the Emerging Growth
                                   Industries Division of Cupertino
                                   National Bank). Mr. Kellogg
                                   returned to the Bank in February
                                   1995 as Executive Vice President
                                   and Chief Marketing Officer.
 RITA M. PIRKL                  37 Ms. Pirkl joined the Bank in          1994
  Executive Vice President         September 1994 as Vice President
  and Manager of the Bank's        and Loan Officer of the Bank's
  Southern California              Southern California Group. Ms.
  Technology Group                 Pirkl was appointed Executive
                                   Vice President and Manager of the
                                   Bank's Southern California
                                   Technology Group in September
                                   1996. Prior to joining the Bank,
                                   Ms. Pirkl served as Director of
                                   Corporate Operations and Chief
                                   Operating Officer for NHMC
                                   Funding Corp. from 1993 to 1994.
                                   From 1981 to 1993, Ms. Pirkl held
                                   increasingly responsible
                                   positions within the Corporate
                                   Banking Divisions of U.S. Bancorp
                                   and Homefed Bank.
 SCOTT H. RAY                   32 Mr. Ray joined the Bank in            1994
  Executive Vice President         September 1994 as Vice President
  and Chief Financial Officer      and Manager of the Treasury
  of the Company and the Bank      Division. Mr. Ray was appointed
                                   Executive Vice President and
                                   Chief Financial Officer in
                                   September 1996. Prior to joining
                                   the Bank, Mr. Ray served as a
                                   Senior Manager in the Financial
                                   Advisory Services Group of
                                   Coopers & Lybrand LLP from 1993
                                   to 1994. From 1987 to 1993, Mr.
                                   Ray held increasingly responsible
                                   positions with both Coopers &
                                   Lybrand LLP and Price Waterhouse
                                   LLP.
 GLEN G. SIMMONS                55 Mr. Simmons joined the Bank in        1993
  Executive Vice President         July 1993 as Executive Vice
  and Manager of the Bank's        President of Human Resources and
  Human Resources and              Administration. Prior to joining
  Administration Group             the Bank, Mr. Simmons served as
                                   Senior Vice President and
                                   Director of Human Resources for
                                   First Interstate Bank of
                                   Washington from November 1991 to
                                   June 1993. From February 1985 to
                                   November 1991, Mr. Simmons held
                                   increasingly responsible
                                   positions with First Interstate
                                   Bank of Washington.
 MARC J. VERISSIMO              41 Mr. Verissimo joined the Bank in      1993
  Executive Vice President         May 1993 as Vice President and
  and Manager of the Bank's        was promoted in October 1993 to
  Northern California              Senior Vice President and Manager
  Technology Group                 of the Bank's Northern California
                                   Technology Group. In March 1996,
                                   Mr. Verissimo was appointed
                                   Executive Vice President and
                                   Manager of the Bank's Northern
                                   California Technology Group.
                                   Prior to joining the Bank, Mr.
                                   Verissimo served as Regional Vice
                                   President for Comerica Bank from
                                   1991 to 1993.

                                                                       EMPLOYEE
 NAME AND POSITION             AGE        BUSINESS EXPERIENCE           SINCE
 -----------------             ---        -------------------          --------
 KENNETH P. WILCOX              48 Mr. Wilcox joined the Bank in         1990
  Executive Vice President         April 1990, as Regional Vice
  and Manager of the Bank's        President of the Bank's East
  East Coast Technology Group      Coast Technology Group. Prior to
                                   becoming Executive Vice President
                                   and Manager of the East Coast
                                   Technology Group in November
                                   1995, Mr. Wilcox held
                                   increasingly responsible
                                   positions with the Bank (having
                                   served as Manager of the East
                                   Coast Technology Group since June
                                   1993).

        REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE OF THE BOARD
                           ON EXECUTIVE COMPENSATION

  The Report of the Personnel and Compensation Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

  Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Personnel and Compensation Committee (the "Committee"), currently composed of Ms. Wells, Chair, and Messrs. Barr, deWilde, Roster, and Gay. However, a separate sub-committee (of the Stock Committee) (the Option Sub-Committee) makes grants of stock options to executive officers. The current members of the Option Sub-Committee are Mr. deWilde, Chair, and Messrs. Barr, Roster and Gay. During 1996, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee (or the Option Sub-Committee).

KEY PRINCIPLES

  The Committee has adopted the following principles to use for guidance in setting compensation:

  .PAY COMPETITIVELY

    . The Committee maintains a philosophy that executive compensation levels should be competitive with those provided to others in other financial institutions of comparable size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

    . Consistent with this philosophy, the Committee regularly obtains information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

    . The Committee attempts to set (a) base compensation at the midpoint of the range and (b) total compensation (including incentive compensation) in the 75th to 100th percentile range (subject to the Company's financial performance being in the top quartile of the Company's competitive group).

    . The Committee strives to reward performance that creates value for the Company's shareholders.

  .TIE INCENTIVE COMPENSATION TO COMPANY FINANCIAL PERFORMANCE

    . The Company adopted a new incentive compensation program in 1996. Under the new program, incentive compensation is based on a financial measure called Economic Value Added(R), or EVA(R). EVA(R) is a measure of true economic profit, after recognizing the cost of capital employed to achieve that profit. Under the EVA(R)-based incentive plan, sustained, continuous improvement in the Company's financial performance is rewarded, with annual incentive amounts being tied to improvement in the Company's performance from the prior year to the then-current year.

    .  The EVA(R) plan's objectives are to:

      . Focus on creating shareholder value. Tying incentive compensation to EVA(R) provides a direct link between incentives paid and the shareholder value created.

      . Focus on sustained, continuous improvement in financial performance. Incremental shareholder value created (or destroyed) is the key factor in determining incentive amounts. Incremental shareholder value is calculated by subtracting the expected change in EVA(R) (as set by the Company in advance, with the assistance of the Company's outside consultant) from the actual change in EVA(R).

    .  Calculation of annual incentive amounts involves adding:

      . (1) a "target" incentive amount tied to officer level in the Company and performance rating (based on attainment of goals set at the beginning of the year), plus,

      . (2) a share of the incremental shareholder value created (with a reduction in shareholder value resulting in a pre-determined portion thereof being subtracted from the "target" incentive amount to derive the final incentive amount).

    . The EVA(R) results used to calculate an officer's incentive compensation depend on the particular division to which the officer belongs.

      .  For lending division officers, such as James F. Forrester, Harry
         W. Kellogg, Jr. and Kenneth P. Wilcox, 50% of the incentive is based on the Company's consolidated results and 50% is based on their respective divisions' results.

      . For support division officers, such as Barbara B. Kamm, 50% of the incentive is based on the Company's consolidated results and 50% is based on the sum of all the line divisions' results.

    . A certain portion of incentive payments may be paid into a reserve (with such reserve amounts being based on a pre-established formula). This feature of the EVA(R) program results in the Company's and the Bank's officers being focused on long-term performance (since payouts from the reserve will depend upon future Company and individual performance) and provides for payouts in years in which the Company's financial performance might not otherwise result in incentive payouts.

1996 MARKET SURVEY

  .EXECUTIVE OFFICERS

    . A review of the Company's executive compensation was completed by an independent compensation consultant in October 1996. In reviewing the 1996 compensation programs (including 1996 base salary and "target" bonus for 1996 performance), the compensation consultant reviewed market data (based on surveys published in 1995) for banks with $800 million to $6 billion in assets. Specific Bank officers were "matched" as closely as possible with competitive group members with similar functional responsibilities. The compensation consultant concluded that the Bank's executive officers' total compensation ranked between the median and 75th percentile range.

  .CHIEF EXECUTIVE OFFICER

    . In January 1996, the Company engaged an independent compensation consultant to review the chief executive officer's compensation package. In reviewing Mr. Dean's 1996 compensation package, the compensation consultant reviewed market data (based on surveys published in 1995) for the Bank's competitive group. The Bank's competitive group included banks with $800 million to $6 billion in assets. The compensation consultant concluded that Mr. Dean's 1996 base salary was below the 25th percentile level of base salaries paid to chief executive officers in the Bank's competitive group. Further, Mr. Dean's aggregated 1996 base salary and bonus (cash and stock, and specifically, including Mr. Dean's 1996 bonus tied to 1995 performance) ranked at about the 50th percentile level of aggregated base salaries and bonuses in the competitive group. The computation of Mr. Dean's bonus took into account the value of long-term stock-based incentives granted to Mr. Dean when he joined the Bank in 1993 (with such valuation having been made using the Black-Scholes option pricing model, as well as the compensation consultant's standard model). Following review of this market analysis in January 1996, the committee (with Board concurrence) approved a salary increase to $325,004 (from $254,200) for Mr. Dean.

      . The October 1996 review of executive compensation completed by the independent compensation consultant (described above) reflected that Mr. Dean's base salary of $325,004 was 21% below the 50th percentile level of base salaries paid to chief executive officers in the Bank's competitive group. Further, Mr. Dean's aggregated 1996 base salary and "target" bonus for 1996 performance was 13% below the 50th percentile level of aggregated base salaries and bonuses in the competitive group.

INCENTIVE COMPENSATION PAID BASED ON 1996 COMPANY PERFORMANCE

  .ACTUAL INCENTIVE COMPENSATION PAYMENTS

      . Executive Officers. In setting bonuses for executive officers, the Committee reviewed the Company's consolidated EVA(R) results, as well as the applicable line division results. Following determination of the EVA(R) incentive amount (tied to performance rating and actual EVA(R) results), the Committee allocated additional discretionary funds, in determining final incentive amounts. (Such funds were paid out of a discretionary pool pre-approved by the Board early in 1996 and tied to actual EVA(R) performance.) The Committee determined discretionary amounts based on significance of contributions to the Company in 1996 beyond those goals set earlier in the year for the respective executive officers.

      . Chief Executive Officer. Mr. Dean's 1996 incentive compensation payment (excluding the additional bonus award described below) depended on the Company's consolidated EVA(R) results. The Committee assigned Mr. Dean the highest-possible numerical rating, or a "distinguished performance" rating, for 1996 performance. Applying the EVA(R) formula (based on the Company's consolidated EVA(R) results) and taking into account Mr. Dean's performance rating, Mr. Dean would have received a bonus in the amount of $211,250. However, upon the Committee's recommendation, the Board approved allocating an additional $163,874 bonus amount to Mr. Dean, resulting in a final bonus amount of $375,124. $57,000 of this final amount was funded into the EVA(R) reserve.

              In determining Mr. Dean's final bonus amount of $375,124, the Board considered the market data (described above) for the Bank's competitive group. This market data reflected that with the additional bonus award, and further, taking into account the restricted stock grant made to Mr. Dean earlier in 1996, Mr. Dean's total compensation package (base salary plus bonus) was at the 95th percentile level. The Board determined that payment of compensation to Mr. Dean in 1996 at this percentile level was consistent with the Committee's key principles in setting compensation, that is, paying in this percentile range for outstanding financial performance.

  .EMPLOYEE STOCK OWNERSHIP PLAN

      . The Company also made payments to employees under its employee retirement plans, including to executive officers. See discussion in "Retirement Plans" below regarding payments to executives under the Company's qualified defined contribution plans.

TAX CONSEQUENCES

  To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The only executive officer who received compensation (as defined in section 162(m)) in excess of $1 million during 1996 was John Dean, largely as a result of the vesting of 50,000 shares of the Company's Common Stock (granted when Mr. Dean joined the Bank in 1993). A total of $570,000 of compensation paid to Mr. Dean was not deductible to the Company for tax purposes in 1996. See discussion in "Dean Employment Agreement" below for more detail on this stock grant. The Committee does not expect that any executive officer, including Mr. Dean, will receive compensation in excess of $1 million during 1997. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1989 Stock Option Plan and the 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as "performance-based" compensation within the meaning of Section 162(m) and would therefore be deductible by the Company (subject to shareholder approval of the plan, in the case of the 1997 Equity Incentive Plan).

                     PERSONNEL AND COMPENSATION COMMITTEE

                              ANN R. WELLS, CHAIR
                                 GARY K. BARR
                               DAVID M. DEWILDE
                                 HENRY M. GAY (UNTIL APRIL 17, 1997)
                                MICHAEL ROSTER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, the Personnel and Compensation Committee performed all compensation functions of the Board of Directors. With regard to stock-based compensation (including under the Company's employee benefit plans), the Personnel and Compensation Committee worked with the Stock Committee, which has primary responsibility for reviewing and approving the Company's stock-based compensation plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Personnel and Compensation Committee and the Stock Committee.) The Personnel and Compensation Committee and the Stock Committee are currently chaired by Ms. Ann Wells, with Messrs. Barr, deWilde, Gay, and Roster serving as members. With the exception of Mr. Barr, who served as Interim Acting Chief Executive Officer of the Bank during the period January 1993 through May 1993, none of the aforementioned persons has ever been an officer or employee of the Company or the Bank.

  Ann R. Wells holds the position of Chief Executive Officer of Ann Wells Personnel Services, Inc., which provided temporary employment and recruiting services to the Bank in 1996 and is expected to perform such services in 1997. Also, Daniel J. Kelleher, a director of the Company, holds a forty-nine (49) percent interest in Ann Wells Personnel Services, Inc. The fees paid to Ann Wells Personnel Services by the Bank did not exceed five (5) percent of that firm's gross revenues for its last full fiscal year and are comparable to those charged by unrelated parties for similar services.

  As a state-chartered bank that is a member of the Federal Reserve System, the Bank is subject to regular examinations by the California State Banking Department ("Department") and the Federal Reserve Bank of San Francisco. In a concurrent Department/Federal Reserve Bank of San Francisco examination concluded in the fourth quarter of 1993, the regulators identified two loans to Mr. Barr, a director, totaling $529,000 at December 31, 1993, which, in the regulators' opinion, involved more than a normal risk of default. The largest principal amount outstanding during 1996 on these loans was $266,670, all of which was repaid prior to fiscal year-end.

                   RETURN TO SHAREHOLDERS PERFORMANCE GRAPH

  The following graph compares, for the period from December 31, 1991 through December 31, 1996, the cumulative total shareholder return on the Common Stock of the Company with (i) the cumulative total return of the S&P 500 market index, (ii) the cumulative total return of the Nasdaq stock market-US index, and (iii) the cumulative total return of the Nasdaq Banks Index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.



               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG SILICON VALLEY BANCSHARES, S&P 500, NASDAQ STOCK MARKET-US
                              AND NASDAQ BANKS

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           SILICON VALLEY             NASDAQ STOCK   NASDAQ
(Fiscal Year Covered)        BANCSHARES       S&P 500   MARKETS-U.S.   BANKS
-------------------          --------------   -------   ------------   ------
Measurement Pt-12/31/91      $100.00          $100.00   $100.00        $100.00
FYE 12/31/92                 $ 63.16          $107.62   $116.38        $145.55
FYE 12/31/93                 $ 77.52          $118.46   $133.59        $165.99
FYE 12/31/94                 $103.35          $120.03   $130.59        $165.38
FYE 12/31/95                 $183.74          $165.14   $184.67        $246.32
FYE 12/31/96                 $246.90          $203.06   $227.16        $325.60

                                         DECEMBER 31,
                           -----------------------------------------
                            1991   1992   1993   1994   1995   1996
                           ------ ------ ------ ------ ------ ------
Silicon Valley Bancshares  100.00  63.16  77.52 103.35 183.74 246.90
S&P 500                    100.00 107.62 118.46 120.03 165.14 203.06
Nasdaq Stock Market--US    100.00 116.38 133.59 130.59 184.67 227.16
Nasdaq Banks               100.00 145.55 165.99 165.38 246.32 325.60

                      TABLE 1--SUMMARY COMPENSATION TABLE

  The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 1996):

                                   ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                          ------------------------------------------ ------------------------------------------
                                                                             AWARDS               PAYOUTS
                                                                     ---------------------- -------------------
                                                            OTHER                SECURITIES             ALL
                                                           ANNUAL    RESTRICTED  UNDERLYING            OTHER
                                                           COMPEN-      STOCK     OPTIONS/   LTIP     COMPEN-
   NAME AND PRINCIPAL          SALARY/(1)/    BONUS      SATION/(2)/   AWARDS/(3)/ SARS/(4)/ PAYOUTS  SATION/(5)/
        POSITION          YEAR     ($)       ($)             ($)         ($)        (#)       ($)       ($)
   ------------------     ---- ----------- --------      ----------- ----------- ---------- ------- -----------
JOHN C. DEAN              1996  $325,004   $375,124/(6)/   $   --     $107,500        --      --      $23,080
President and Chief
 Executive                1995  $254,200   $152,321        $   --     $    --         --      --      $23,500
Officer                   1994  $250,525   $123,681        $   --     $    --         --      --      $19,998
JAMES F. FORRESTER        1996  $185,000   $150,000/(6)/   $   --     $    --         --      --      $23,080
Executive Vice President
 and                      1995  $160,000   $ 75,703        $   --     $    --      21,500     --      $23,500
Manager of the Strategic  1994  $145,675   $ 73,238        $   --     $    --      15,000     --      $19,998
Financial Services Group
BARBARA B. KAMM           1996  $145,937   $110,000/(6)/   $43,869    $    --      25,000     --      $21,225
Executive Vice President
 and                      1995  $127,250   $ 62,787        $   --     $    --      21,000     --      $20,088
Chief Administrative
 Officer                  1994  $117,875   $ 44,300        $   --     $    --       4,000     --      $16,394
HARRY W. KELLOGG,
 JR.(/7/)                 1996  $163,125   $125,275/(6)/   $   --     $    --         --      --      $23,080
Executive Vice President
 and                      1995  $126,888   $ 65,211        $   --     $    --      30,000     --      $20,033
Manager of the Strategic  1994  $ 52,912   $    --         $   --     $    --         --      --      $ 2,803
Marketing Group
KENNETH P. WILCOX         1996  $135,000   $110,000/(6)/   $   --     $    --         --      --      $19,600
Executive Vice President
 and                      1995  $125,417   $ 53,697        $   --     $    --      12,000     --      $19,813
Manager of the East
 Coast                    1994  $120,000   $ 48,300        $   --     $    --       4,000     --      $16,198
Technology Group

--------
/(1)/  Includes amounts deferred at the election of the executive officer.
/(2)/ Amounts in this column represent (a) relocation costs incurred by the executive officer and reimbursed by the Bank, as well as (b) premiums for supplemental long-term disability coverage provided by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year. Amount reflected for Ms. Kamm includes relocation costs in the amount of $42,532 and premiums in the amount of $1,337.
/(3)/ As of December 31, 1996, Mr. Dean held 5,000 restricted shares of the Company's Common Stock (granted on January 18, 1996), with a market value of $161,250. Market value is based on the $32.25 per share closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market on December 31, 1996, the last trading day of 1996. Holders of restricted stock have rights equivalent to those of other shareholders, including voting rights and rights to dividends. All of Mr. Dean's shares will vest on January 17, 2000.
/(4)/ The numbers in this column reflect shares of Common Stock underlying options. No Stock Appreciation Rights ("SARs") were awarded during the years 1994 through 1996 .
/(5)/ Amounts in this column represent employer contributions to the Bank's combined 401(k) and Employee Stock Ownership Plan, and Money Purchase Pension Plan (see discussion under "Retirement Plans").
/(6)/ Under the Bank's EVA(R) Program (see discussion under "Report of the Personnel & Compensation Committee of the Board on Executive Compensation"), a portion of the executive officers' 1996 bonuses were deferred. Amounts deferred for executive officers Dean, Forrester, Kamm, Kellogg, and Wilcox were $57,000, $40,600, $23,022, $33,205, and $27,133, respectively. Additionally, deferred 1995 bonus amounts (20% of the respective executive officers' 1995 bonuses) were paid in February 1997. These deferred amounts are included in the 1995 bonus amounts.
/(7)/  Mr. Kellogg left the Bank in April 1994, but returned in February 1995.

                TABLE 2--OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table sets forth information concerning the grant of options to purchase the Company's Common Stock to the Named Officers during 1996:

                        INDIVIDUAL GRANTS IN 1996 /(1)/

                                                                               POTENTIAL REALIZABLE
                          NUMBER OF        PERCENT OF                            VALUE AT ASSUMED
                          SECURITIES      TOTAL OPTIONS                        ANNUAL RATES OF STOCK
                          UNDERLYING          /SARS       EXERCISE              PRICE APPRECIATION
                           OPTIONS/        GRANTED TO      OR BASE             FOR OPTION TERM/(4)/
                             SARS         EMPLOYEES IN      PRICE   EXPIRATION ----------------------
NAME                   GRANTED (#)/(2)/  FISCAL YEAR /(3)/ ($/SHARE)    DATE      5% ($)    10% ($)
----                   ---------------- ----------------- --------- ---------- ---------- -----------
John C. Dean                   --               --            --           --         --         --
James F. Forrester             --               --            --           --         --         --
Barbara B. Kamm             25,000            58.82%       $26.13   09/19/2001   $180,481   $398,816
Harry W. Kellogg, Jr.          --               --            --           --         --         --
Kenneth P. Wilcox              --               --            --           --         --         --

--------
/(1)/ Consists entirely of options granted pursuant to the Company's 1989 Stock
      Option Plan (the "Plan"). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by the Stock Committee (or sub-committee thereof) (to which Committee the Board has delegated authority to administer the Plan) (the "Administrator"). The Administrator designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options are exercisable. The Administrator also has broad discretion to amend outstanding options or to effect repricings. These options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant. The option grants vest ratably over three years and expire five years from the date of grant. Upon a "Change in Control" of the Company or the Bank, the options will become fully exercisable.
/(2)/ Represents grant made in September 1996 in connection with Ms. Kamm's promotion to Chief Administrative Officer. No other Named Officer received options in 1996, since in 1995, such Named Officers received both allotted options for 1995, as well as options that otherwise would have been granted in 1996. See "Proposal No. 2--Approval of the Silicon Valley Bancshares 1997 Equity Incentive Plan" for information on option grants made to the Named Officers in January 1997 under the 1997 Equity Incentive Plan (subject to approval thereof by the Company's shareholders). These January 1997 grants constitute both allotted options for 1997, as well as options that otherwise would be granted in 1998. Accordingly, the Company does not expect to grant future options to the Named Officers until January 1999.
/(3)/ Based on options to purchase an aggregate of 42,500 shares of Common Stock granted to all employees during 1996.
/(4)/ Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the five-year term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by SEC rules and do not represent the Company's estimate of future stock prices.

      TABLE 3--AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION / SAR VALUES /(1)/

    The following table sets forth information concerning the exercise of options during 1996 and the options held at 1996 fiscal year-end by Named
  Officers:

                                                NUMBER OF SECURITIES
                        SHARES                 UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                       ACQUIRED                     OPTIONS SARS        IN-THE-MONEY OPTIONS/SARS
                          ON        VALUE        AT FISCAL YEAR-END      AT FISCAL YEAR-END /(3)/
                       EXERCISE REALIZED /(2)/------------------------- -------------------------
NAME                     (#)         ($)      EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                   -------- ------------- ----------- ------------- ----------- -------------
John C. Dean               --          --       75,000       25,000     $1,748,250    $582,750
James F. Forrester      25,682    $370,720      12,678       19,140     $  247,430    $374,949
Barbara B. Kamm            --          --        4,720       45,280     $   97,936    $500,014
Harry W. Kellogg, Jr.      --          --       10,200       19,800     $  184,824    $358,776
Kenneth P. Wilcox        5,303    $ 60,740      16,720       11,280     $  375,376    $200,764

--------
/(1/) Consists entirely of stock options. No stock appreciation rights ("SARs")
      have been awarded to date.
/(2)/ Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.
/(3)/ Represents the market value of the underlying securities at 1996 fiscal year-end, based on the $32.25 per share closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/ National Market on December 31, 1996, less the exercise price.

RETIREMENT PLANS

  The Bank has two defined contribution plans: (1) the Silicon Valley Bank 401(k) and Employee Stock Ownership Plan (the "401(k)" and "ESOP") (a qualified profit sharing plan under the Internal Revenue Code [the "IRC"]) and
(2) the Silicon Valley Bank Money Purchase Pension Plan (the "MPP") (a qualified money purchase pension plan under the IRC). The Company matches 100% of employee-deferred salary contributions to the 401(k), up to a maximum contribution of $1,000 per year per employee. The Company makes contributions to the ESOP and MPP using a compensation-based formula (subject to certain limitations on compensation under the IRC). ESOP contributions are discretionary based on the profitability of the Company, are invested primarily in the Company's Common Stock and may not exceed 10% of eligible employees' base compensation. In 1996, the ESOP contribution was 9.72% of eligible compensation as a result of the Company's nearly attaining its stretch performance goal. MPP contributions are guaranteed at 5% of eligible compensation and are invested at the participant's direction. Prior to 1995, these guaranteed contributions were made to the ESOP and invested primarily in Company Common Stock; however, in 1996, the MPP was established retroactive to January 1, 1995 for the guaranteed contributions and, in May 1996, the investments (under the MPP) formerly in Company Common Stock became participant-directed. The assets of both retirement plans are held in trust for the exclusive benefit of the employee-participants.

                           TERMINATION ARRANGEMENTS

  The Bank entered into Termination Agreements ("Termination Agreements") with Named Officers Dean, Forrester, Kamm, Kellogg, and Wilcox and with other executive officers in 1996. These Termination Agreements renewed (with some modifications) other agreements then in effect (which otherwise would have expired in 1996). The Termination Agreements provide for severance pay and continuation of certain benefits if the executive's employment is terminated following a "Change in Control" (defined below). The Termination Agreements were approved by disinterested members of the Boards of Directors of the Company and the Bank during 1996.

  Termination Following a Change in Control. In order for an executive to receive benefits under the Termination Agreements following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control. Also, benefits will be given to executives only following a Change in Control that involves payments to shareholders in excess of then book value of the Company.

  Under the Termination Agreements, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

(1) the acquisition of 50% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

(2) the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company, cease to make up at least 60% of the directors of the Company;

(3) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the shareholders of the Company immediately prior thereto continue to own more than 50% of the outstanding voting stock of the surviving entity; or

(4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.

  A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, a 15% reduction in the executive's annual compensation (base salary plus bonus), a material reduction in the executive's responsibilities, or a relocation by more than 50 miles of the principal place at which the executive works.

  Under the Termination Agreements, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 1.0, the severance benefit (the "Severance Benefit") (represented as a multiple of the executive's annual compensation [base salary plus bonus]) increases. The multiples of annual compensation (for respective sales percentages received in excess of book value) for the Bank's Executive Committee members (executive officers Dean, Forrester, Kamm, and Kellogg) are higher than for non-Executive Committee executives (such as Mr. Wilcox). Further, the percentage payout of the Severance Benefit is on a sliding scale tied to termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, upon a Change in Control, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested.

  In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased shareholder value. Therefore, the amount of severance payments to executives under the Termination Agreements increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than book value, would result in no cash payout to executives under the Termination Agreements, although they would still be entitled to acceleration of vesting.

  The severance program approved by the Boards of the Company and the Bank includes non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

  In reviewing the proposed Termination Agreements, the Boards of the Company and the Bank researched Change in Control protections afforded to employees in financial and other companies. Also, the Company engaged a third-party compensation consultant to review the Company's proposed program, in light of the typical practices of other banks and non-banking corporations. It was the compensation consultant's view (as presented to the Boards) that the proposed program is less generous to employees than programs typically afforded to other institutions' employees, particularly in light of the required premium benefits to shareholders as a condition to any cash severance payments being made. Specifically, the compensation firm noted specific areas where shareholders' interests were better-served (as compared with other severance programs reviewed by the firm), including in regard to: 1) the definition of "Change in Control" (which is more difficult to trigger), 2) the definition of "constructive termination" (which is narrower than typically defined); and 3) the reduction in benefits for involuntary or constructive termination during such period 12-24 months following a Change in Control.

  Limitation on Severance Payments. To the extent that the severance payments otherwise called for by the Termination Agreements would trigger "golden parachute" tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced to the largest amount that the employee determines would result in maximizing the employee's net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

DEAN EMPLOYMENT AGREEMENT

  Mr. Dean entered into an employment agreement with the Company and the Bank, effective April 12, 1993. The agreement provided for a one-year term of employment, renewable annually thereafter by mutual agreement. Pursuant to his employment agreement, Mr. Dean received a grant of 50,000 shares of restricted stock in 1993, of which 25% were originally scheduled to vest on each of March 31, 1993, 1994, 1995 and 1996. Such shares were originally subject to a restriction on resale for two years following vesting. This stock grant was amended in the last quarter of 1993 to provide that no shares would vest until March 31, 1996, at which time 100% of the shares vested. The agreement was further amended in 1995 to delete the two-year resale restriction. (The resale restriction was deleted to provide Mr. Dean with sufficient liquidity to pay the income taxes on the 50,000 shares vesting in 1996.) Additionally, under Mr. Dean's employment agreement, the Company granted Mr. Dean options to purchase 50,000 shares of the Company's Common Stock pursuant to the Company's 1989 Stock Option Plan (with the agreement providing for options to purchase an additional 50,000 shares under the terms of the agreement). The options vest as to 25% each year, beginning in 1994. With the adoption of the above-described Termination Agreements and with the exception of above-described terms in Mr. Dean's employment agreement, most key provisions of Mr. Dean's employment agreement have been superseded.

SMITH EMPLOYMENT AGREEMENT

  Roger V. Smith resigned as a member of the Company Board, effective October 24, 1995. Pursuant to an Employment Agreement, Mr. Smith will remain employed by the Bank through October 31, 1997. Thereafter, Mr. Smith's employment term may be renewed for three successive one-year periods (commencing on November 1, 1997, November 1, 1998, and November 1, 1999, respectively) under certain conditions and circumstances. During the employment term, Mr. Smith shall receive a monthly salary of $8,333. Also, during the employment term, all options held by Mr. Smith will continue to be outstanding and vest in accordance with their respective terms.

WOODWARD CONSULTING AGREEMENT

  Allyn C. Woodward resigned as Senior Executive Vice President and Chief Operating Officer of the Bank, effective April 1, 1995. The Bank and Mr. Woodward entered into a consulting agreement, effective April 1, 1995, pursuant to which Mr. Woodward continued to serve as a consultant to the Bank until October 1996. Under the consulting agreement, the Bank paid Mr. Woodward $214,200 over the 19-month period from April 1995 to October 1996, for Mr. Woodward's services as a consultant. Until October 1996, all stock options held by Mr. Woodward continued to be outstanding and vest in accordance with their respective terms. Additionally, the Company and the Bank granted Mr. Woodward 25,000 shares of the Company's Common Stock, which vested as to 1/3 of such number of shares on each of January 5, 1996 and January 5, 1997 (on account of Mr. Woodward's non-competition with the Bank through and including such respective dates), and which will vest as to the final 1/3 of such number of shares on January 5, 1998, contingent upon Mr. Woodward's continued non-competition with the Bank through and including such final vesting dates.(/1/)

UYEMURA AGREEMENTS

  The Company and the Bank entered into an agreement with Dennis G. Uyemura pursuant to which Mr. Uyemura resigned as Chief Financial Officer of the Company and the Bank, effective September 15, 1995. In accordance with the "termination without cause" provisions of the Termination Agreement previously entered into between the Bank and Mr. Uyemura, Mr. Uyemura received a severance benefit equal to 50% of his then annual base salary on the date of termination, plus a pro rata portion of earned bonus compensation. Also, Mr. Uyemura's outstanding options on September 15, 1995 became immediately and fully vested. Additionally, the Company, the Bank, and Mr. Uyemura entered into a Consulting Agreement, pursuant to which Mr. Uyemura was engaged as a consultant to work on the Company's transition to a new financial management system. During the consulting term (September 15, 1995 through March 15,
1996), Mr. Uyemura was paid $6,667 per month.

--------
/(1)/ As reported in the Company's 1995 and 1996 Proxy Statements, Mr.
      Woodward's 25,000 restricted shares of the Company's Common Stock held at December 31, 1994 were forfeited to the Company. The grant described in this paragraph constituted a new grant to Mr. Woodward.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

  The Company and the Bank have Audit, Loan, Executive, Finance, Personnel and Compensation/Stock Committees of their respective Boards of Directors. Members as of the Record Date were as follows:

AUDIT                      LOAN                       EXECUTIVE
Clarence J. Ferrari,       Gary K. Barr, Chair        Daniel J. Kelleher,
Jr., Chair                 John C. Dean (alternate    Chair
James F. Burns, Jr.        member)                    James F. Burns, Jr.
Henry M. Gay               David M. deWilde           John C. Dean
James R. Porter            Daniel J. Kelleher         Michael Roster

                           Ann R. Wells
FINANCE

James F. Burns, Jr.,       PERSONNEL AND
Chair                      COMPENSATION/STOCK
John C. Dean               Ann R. Wells, Chair
Clarence J. Ferrari, Jr.   Gary K. Barr
James R. Porter            David M. deWilde
                           Henry M. Gay
                           Michael Roster

AUDIT COMMITTEE (JOINT COMPANY/BANK COMMITTEE)      11 meetings in fiscal year
                                                    1996

 . Approves the selection and termination of the Company's independent auditors;

 . Reviews the scope and results of the audit plans of the independent auditors;

 .  Reviews the adequacy of the Company's internal accounting controls;

 . Reviews with management and with the independent auditors, reports filed with banking regulatory agencies and the Securities and Exchange Commission;

 . Evaluates the activities and utilization of the Company's and the Bank's internal audit relationship; and

 . Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

LOAN COMMITTEE (BANK COMMITTEE)                     64 meetings in fiscal year
                                                    1996

 . Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;

 . Works with management in ensuring compliance with lending limit restrictions and with established portfolio constraints and limitations;

 . Works with management in ensuring problem credits are identified on a timely basis;

 . Has lending authority and establishes lending authority levels for Bank committees and respective officer levels in the Bank;

 . Reviews the Bank's community delineations to ensure that they meet the purposes of the Community Reinvestment Act; and

 . Works with management in monitoring the loan portfolio, including reviewing proposed corrective action plans when pre-determined portfolio credit quality levels are reached.

EXECUTIVE COMMITTEE (SEPARATE COMPANY/BANK          5 meetings (Company
COMMITTEES)                                         Executive Committee) in
                                                    fiscal year 1996
                                                    5 meetings (Bank Executive
                                                    Committee) in fiscal year
                                                    1996
 .  Works with management in developing long-term strategic plans;

 . Has the authority of the Board between Board meetings, except as otherwise provided by California law; and

 . Serves as the nominating committee for directors as well as Board and Board committee chairs. (The Executive Committee will consider nominees for director who are recommended by shareholders. Shareholders that wish to submit names of prospective director-nominees for consideration by the Executive Committee should do so in writing to the Secretary of Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, CA 95054.)

FINANCE COMMITTEE (BANK COMMITTEE)                  11 meetings in fiscal year
                                                    1996
 . Oversees the Bank's investment and funds management policies, which include the following four policies: investment policy, liquidity management policy, asset/liability management policy, and capital management policy; and

 .  Reviews and approves the Company's and the Bank's insurance policies.

PERSONNEL AND COMPENSATION COMMITTEE (BANK          10 meetings in fiscal year
COMMITTEE)                                          1996

 . Works with management in ensuring that the Bank's long-term and short-term compensation programs are competitive and effective in attracting, retaining, and motivating highly-skilled personnel;

 .  Reviews and approves the Chief Executive Officer's (and the Bank's Managing
   Committee members') compensation;

 . Ensures that an appropriate mix of long-term and short-term compensation programs are in place to provide performance-oriented incentives to the Bank's employees; and

 . Reviews and approves compensation and employee benefit plans. (With regard to stock-based plans, the Personnel and Compensation Committee coordinates its efforts with those of the Company's Stock Committee.)

STOCK COMMITTEE (COMPANY COMMITTEE) (INCLUDING      8 meetings in fiscal year
OPTION SUB-COMMITTEE)                               1996

 . Reviews and approves all stock-based compensation plans, including employee stock option plans and employee stock ownership plans;

 .  Makes option grants to executive officers; and

 . Works with the Bank's Personnel and Compensation Committee in ensuring that stock-based compensation plans for the Company and the Bank are effective in incentivizing employees to excel in performance.

  Actions taken by the above-described Board Committees are reported to the Company or Bank Board, as appropriate, following the Committee meetings.

  During fiscal year 1996 (ended December 31, 1996), the Company Board of Directors met 8 times: 7 regular meetings and 1 special meeting. During fiscal year 1996 (ended December 31, 1996), the Bank Board of Directors met 12 times:
12 regular meetings and no special meetings. All Company directors attended at least 75% of the aggregate of all Company Board meetings and meetings held by Committees of the Company's Board of which they were members.

                             DIRECTOR COMPENSATION

  Each outside director may select one of two alternative compensation programs offered for 1997-1998 service, as well as 1998-1999 service, on the Board. The first program provides for a grant to the outside director of options to purchase 6,000 shares of Common Stock (made on January 7, 1997), with the first 3,000 shares subject to the option vesting on the date immediately following the Company's 1997 Annual Meeting (subject to the director's re-election to the Board) (the "First Vesting Date") and the remaining 3,000 shares subject to the option vesting on the date immediately following the Company's 1998 Annual Meeting (subject to the director's re-election to the Board) (the "Second Vesting Date"). The second program provides for a grant of an option to purchase 3,000 shares of Common Stock (made on January 7, 1997), and payment of $30,000 in cash, with the first 1,500 shares subject to the option vesting (and the first $15,000 becoming payable) on the First Vesting Date and the final 1,500 shares subject to the option vesting (and the balance of $15,000 becoming payable) on the Second Vesting Date. Outside directors Barr, Burns, deWilde, Ferrari, Kelleher, Porter, and Wells, have selected the first program (consisting of options only). Mr. Roster has selected the second program (consisting of a combination of options and cash).

  Each outside director received an award of 2,500 shares of Common Stock on April 19,1996 in recognition of 1996-1997 service on the Board.

  Mr. Gay, who is not standing for re-election to the Board, will remain an advisory director to the Board. In recognition of this advisory role, the Company will pay Mr. Gay $15,000 for his advisory services during the 1997-1998 term.

  Additionally, outside directors are reimbursed for travel expenses. Also, the Chair of the Board (who also serves as the Chair of the Executive Committee) receives an annual fee of $15,000. The Vice-Chair of the Board, as well as the Option Sub-committee Chair, each receive an annual fee of $2,500. The Chairs of the respective Board committees each receive an annual fee of $7,500. Finally, outside directors on the Loan Committee (including the Chair of this Committee) receive $250 for every Committee meeting attended after the first one in any calendar month.

                 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

  Information concerning each person known by the Company to own more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

      NAME OF BENEFICIAL OWNER             SHARES BENEFICIALLY OWNED
      ------------------------             ---------------------------------
                                              NUMBER              PERCENT
                                             OF SHARES            OF TOTAL
                                           --------------       ------------
      Entitles affiliated with Brinson             695,015/(1)/          7.3%
       Partners, Inc.
       209 South La Salle
       Chicago, Illinois 60604
      Entities affiliated with Dresdner            547,400/(2)/          5.7%
       Bank AG
       Jurgen-Ponto-Platz 1
       60301 Frankfurt, Germany
      Entities affiliated with GeoCapital          556,245/(3)/          5.8%
       Corporation
       767 Fifth Avenue
       New York, New York 10153
      H.A. Schupf & Co., Inc.                      605,990/(4)/          6.4%
       101 East 52nd Street
       New York, New York 10022
      T. Rowe Price Associates, Inc.               586,000/(5)/          6.1%
       100 E. Pratt Street
       Baltimore, Maryland 21202

--------
/(1)/ The number of shares in this table, together with information in this footnote, have been derived from the Schedule 13G dated as of February 12, 1997 by Brinson Partners, Inc. ("BPI"), an investment adviser, as filed with the Securities and Exchange Commission ("SEC"). BPI is a wholly owned subsidiary of Brinson Holdings, Inc. ("BHI"), a parent holding company; and Brinson Trust Company ("BTC"), a bank, is a wholly owned subsidiary of BPI. BHI is a wholly owned subsidiary of SBC Holding (USA), Inc. ("SBCUSA"). SBCUSA is a wholly owned subsidiary of Swiss Bank Corporation ("SBC"). SBC, SBCUSA, BHI, and BPI may be deemed to beneficially own and have the power to dispose and vote or direct the disposition of voting of the Common Stock held by BTC and BPI. BTC has shared voting and dispositive power with respect to 203,315 shares and BPI has shared voting and dispositive power with respect to all 695,015 shares.

/(2)/ The number of shares in this table, together with information in this footnote, have been derived from (a) the Schedule 13G dated as of February 7, 1997, filed by RCM Capital Management, L.L.C. ("RCM"), on behalf of Dresdner Bank AG ("Dresdner"), an international banking organization headquartered in Frankfurt, Germany, and (b) the Schedule 13G dated as of February 3, 1997, filed by RCM, RCM Limited L.P. and RCM General Corporation (collectively, the "RCM Group"), as filed with the SEC. RCM, a wholly-owned subsidiary of Dresdner, is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Dresdner may be deemed to beneficially own 547,400 shares only to the extent that Dresdner may be deemed to have beneficial ownership of securities deemed to be beneficially owned by RCM, but has sole dispositive and voting power with respect to 0 shares. The RCM Group beneficially owns such 547,400 shares and has sole voting power with respect to 453,400 shares, sole dispositive power with respect to 513,400 shares and shared dispositive power with respect to 34,000 shares.

/(3)/ The number of shares in this table, together with information in this footnote, have been derived from the Schedule 13G dated as of February 15, 1997 by GeoCapital Corporation ("GCC"), as filed with the SEC. GCC is deemed to be the beneficial owner of 461,045 shares since it has the sole power to dispose or to direct the disposition of such shares; however, GCC does not have any voting power with respect to such shares. Irwin Lieber and Barry K. Fingerhut, principal stockholders of GCC, own directly 42,650 and 48,350 shares, respectively. Jeanne E. Flaherty, an employee of GCC, owns 500 shares; Seth Lieber, an employee of GCC, owns 1,500 shares; Jonathan Lieber, an employee of GCC, owns 2,000 shares; and Wilma Engel, an individual, owns 200 shares. In addition, by reason of their ownership interests in GCC, Messrs. Lieber and Fingerhut may also be deemed to be indirect beneficial owners of the 461,045 shares that GCC is deemed to own beneficially.

/(4)/ The number of shares in this table, together with information in this footnote, have been derived from Amendment Number 4 to Schedule 13G dated as of February 4, 1997 by H. A. Schupf & Co., Inc., an investment adviser, as filed with the SEC. H. A. Schupf & Co., Inc., has sole voting power with respect to 55,200 shares and sole dispositive power with respect to all 605,990 shares. Its clients are the actual owners of 550,790 of the shares and have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No individual client has an interest that relates to more than five (5) percent of the class.

/(5)/ The number of shares in this table, together with information in this footnote, have been derived from the Schedule 13G dated as of February 14, 1997 by T. Rowe Price Associates, Inc. ("TRP Associates"), an investment adviser, and T. Rowe Price Small Cap Value Fund, Inc. ("TRP Fund"), as filed with the SEC. TRP Associates has sole voting power with respect to 29,000 shares and sole dispositive power with respect to 586,000 shares. TRP Fund has sole voting power with respect to 545,000 shares (which number of shares is included in the number of shares reported by TRP Associates) and sole dispositive power as to no shares. The ultimate power to receive dividends and the power to direct the receipt of dividends are vested in the individual and institutional clients to which TRP Associates serves as investment adviser. No client has an interest that relates to more than five (5) percent of the class. With respect to securities owned by the TRP Fund, only State Street Bank and Trust Company, as custodian for the TRP Fund, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The shareholders of the TRP Fund participate proportionately in any dividends and distributions so paid.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company believes that, during fiscal year 1996, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements. The Company is not aware of any 10% shareholders.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Certain directors of the Company and Bank and the entities with which they are affiliated are customers of the Bank and have had banking transactions with the Bank in the ordinary course of business. The Board of Directors of the Bank adopted a policy during 1992 to prohibit new loans or the renewal of existing loans to insiders after December 31, 1993. Term loans existing at December 31, 1992 were permitted to remain outstanding until scheduled maturity. The Company believes that all extensions of credit included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, did not involve more than a normal risk of collectibility or default or present any other unfavorable features.

  See "Compensation Committee Interlocks and Insider Participation".

                                PROPOSAL NO. 2
                                  APPROVAL OF
                         THE SILICON VALLEY BANCSHARES
                          1997 EQUITY INCENTIVE PLAN

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1997 EQUITY INCENTIVE PLAN

  On December 19, 1996, the Company adopted the 1997 Equity Incentive Plan. A total of 900,000 shares has been reserved for issuance under the plan, subject to shareholder approval. At the Meeting, the shareholders are being asked to ratify and approve the 1997 Equity Incentive Plan and the options that have been granted thereunder. The essential features of the Plan are outlined below.

GENERAL

  The 1997 Equity Incentive Plan (the "Incentive Plan") provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards and stock bonuses to employees, directors and consultants. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

  The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive cash based on stock appreciation. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees and directors of, or consultants to, the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

PREVIOUSLY GRANTED OPTIONS

  As of the Record Date, options to purchase 364,500 shares were outstanding (with all of such grants having been made in January-February of 1997, subject to shareholders' approval of the Incentive Plan). Accordingly, assuming the shareholders approve the Incentive Plan, there will be 535,500 shares remaining available for future grant.

  The option grants made in January-February of 1997 constitute the optionees' 1997 allotted grants, as well as what the respective optionees otherwise would have been granted in January 1998. Accordingly, the Company does not currently expect to grant future options to such optionees until January 1999. However, the Incentive Plan does not prohibit the grants of options or other stock awards under the plan to such optionees prior to 1999.

TYPES OF AWARDS

  The Incentive Plan provides for incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights (collectively "Stock Awards"). Stock appreciation rights authorized for issuance under the Incentive Plan may be tandem stock appreciation rights, concurrent stock appreciation rights or independent stock appreciation rights. Tandem and concurrent stock appreciation rights are generally subject to the same terms and conditions of the particular option grant to which they pertain. Independent stock appreciation rights are granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options.

ADMINISTRATION

  The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members. All of the members of any such committee must be non-employee directors (unless the Board expressly declares that such requirement shall not apply) and may also be, in the discretion of the Board, outside directors. If administration is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board.

  The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Stock Committee (the
"Administrator").

  The Administrator has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted awards, the type of awards to be granted, when and how each award shall be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

SHARES SUBJECT TO THE PLAN

  The Common Stock that may be sold pursuant to awards under the Incentive Plan shall not exceed in the aggregate 900,000 shares of the Company's Common Stock. If any award expires or terminates, in whole or in part, without having been exercised in full, or if any unvested award is forfeited, the stock not purchased under such award will revert to and again become available for issuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

  Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights, and stock bonuses may be granted to employees, directors or consultants. As of the record date, the Company had 400 employees, nine (9) non-employee directors and two (2) consultants eligible for awards under the plan.

  No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the award at date of grant. In addition, no person shall be eligible to be granted options and stock appreciation rights covering more than two hundred fifty thousand (250,000) shares of the Company's Common Stock in any calendar year.

PARTICIPATION IN INCENTIVE PLAN

  As of the date of this proxy statement, the only type of awards that have been granted under the Incentive Plan are options. There has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Incentive Plan. Accordingly, future awards to employees and consultants are not determinable. Non-employee directors also are eligible to participate in the Incentive Plan. See "Director Compensation" above for a discussion of grants made to directors to date (subject to the shareholders' approval of the Incentive Plan).

  No Stock Awards under the Incentive Plan were granted during the last fiscal year. (Further, no Stock Awards under the 1989 Stock Option Plan were granted to the executive officers named in the Summary Compensation Table during the last fiscal year, with the exception of (1) 5,000 shares of restricted stock granted to Mr. Dean [see "Table 1-Summary Compensation Table" for more information] and (2) 25,000 options granted to Ms. Kamm [see "Table 2-Option/SAR Grants in Last Fiscal Year" for more information.])

                       TABLE 4--1997 PLAN BENEFITS TABLE
                               STOCK OPTION PLAN

  The following table sets forth information with respect to the grant of options/stock bonuses under the 1997 Equity Incentive Plan since inception of the Plan (with all of such grants having been made in January-February 1997):

                                                                                   NUMBER OF
                                                                                    SHARES
                                                                                    SUBJECT
                                                                      DOLLAR VALUE    TO
                                                                           OF       OPTIONS
         NAME OR IDENTITY OF GROUP                 POSITION           OPTIONS/(1)/  GRANTED
 ----------------------------------------- ------------------------   ------------ ---------
                                           President and Chief
 John C. Dean                              Executive Officer           $  825,000    25,000
 James F. Forrester                        Executive Vice President    $  495,000    15,000
 Barbara B. Kamm                           Executive Vice President
                                           and Chief
                                           Administrative Officer      $  247,500     7,500
 Harry W. Kellogg, Jr.                     Executive Vice President    $  495,000    15,000
 Kenneth P. Wilcox                         Executive Vice President    $  660,000    20,000
 All Current Executive Officers as a Group                             $6,352,500   192,500
 All Other Employees as a Group                                        $4,262,500   127,000
 All Outside Directors as a Group                                      $1,485,000    45,000

--------
/(1)/ In the case of options, dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company's Common Stock on the date grants were approved by the Board of Directors of the Company, as quoted in the National Association of Securities Dealers Automated Quotation/National Market. The weighted average exercise price of the options (all of which were granted in January-February 1997) was $33.19.

TERM AND TERMINATION

  No option is exercisable after the expiration of ten (10) years from the date it was granted.

  In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement.

  An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), then the option shall terminate on the earlier of (i) the expiration of the term of the option, or (ii) the expiration of a period three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

  In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve
(12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

  In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

EXERCISE PRICE

  The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than eight-five percent (85%) of the fair market value on the date of grant. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services rendered to the Company or for its benefit. The closing price for the Company's Common Stock on the record date was $37.375 per share, as reported by National Association of Securities Dealers Automated Quotation/National Market.

CONSIDERATION

  The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Administrator at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Administrator. Additionally, in the case of an option and in the discretion of the Administrator at the time of the grant of an option, consideration may be paid by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

  An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award shall only be transferable upon such terms and conditions as the Administrator shall determine in its sole discretion at the time of grant. An optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

  The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company has a repurchase right with respect to any unvested shares.

  Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Administrator.

ADJUSTMENTS UPON CHANGE IN STOCK

  If any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidation dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

  In the event of a "Change in Control" (defined below), holders of outstanding Stock Awards shall have the right to exercise, and shall be vested as to, all outstanding Stock Awards, including shares as to which the Stock Award would not otherwise be exercisable or vested. If outstanding Stock Awards become fully vested in the event of a Change in Control, the Administrator shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Administrator at the time of the grant) from the date of such notice, and any unexercised options shall terminate upon the expiration of such period.

  For purposes of the Incentive Plan, "Change in Control" means:

    (1) the acquisition of 50% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

    (2) the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote or at least two-thirds of the directors of the Company, cease to make up at least 60% of the directors of the Company;

    (3) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the shareholders of the Company immediately prior thereto continue to own more than 50% of the outstanding voting stock of the Company; or

    (4) the complete liquidation of the Company, or disposition of all or substantially all of the Company's assets.

AMENDMENT OF THE INCENTIVE PLAN

  The Administrator at any time, and from time to time, may amend the Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company if shareholder approval is required in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, or to comply with the requirements of Rule 16b-3 or the Nasdaq National Market listing requirements. The Administrator may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

TERMINATION OR SUSPENSION OF THE INCENTIVE PLAN

  The Administrator may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate on December 18, 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

  Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  There generally are no federal income tax consequences to the optionee of the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above) which will be deemed long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Stock Bonus Awards. A recipient who receives restricted stock pursuant to a Stock Bonus Award will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Code
Section 83(b) election is timely filed at the time of grant). Different rules may apply if the recipient is subject to Section 16(b) of the Exchange Act. Generally, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income.

  Potential Limitation on Company Deductions. As part of the Omnimbus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. If the shareholders approved the Incentive Plan, options granted thereunder with exercise prices at fair market value (or higher) are intended to be exempt from the $1 million limit as "performance-based" compensation. However, compensation attributable to other types of stock awards granted in the future under the Incentive Plan, when combined with all other types of includible compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

VOTE REQUIRED

  Ratification and approval of adoption of the 1997 Equity Incentive Plan requires the affirmative vote of a majority of the Votes Cast (which affirmative votes must constitute at least a majority of the required quorum).

                                PROPOSAL NO. 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The firm of KPMG Peat Marwick LLP has been approved by the Audit Committee and the Board of Directors of the Company to be the independent auditor of the Company for the 1997 fiscal year. KPMG Peat Marwick LLP has audited the Company's financial statements since November 1994. KPMG Peat Marwick LLP has no interest, financial or otherwise, in the Company or the Bank. The shareholders are being asked to ratify the selection of KPMG Peat Marwick LLP. If the shareholders do not ratify such selection by the affirmative vote of a majority of the Votes Cast, the Board will reconsider its selection.

  Representatives from the firm of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to shareholders' questions.

                  SHAREHOLDER PROPOSALS--1998 ANNUAL MEETING

  Shareholders are entitled to present proposals for action at a forthcoming Annual Meeting of Shareholders if they comply with the requirements of California corporate law, the proxy rules and the Company's Bylaws. Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders of the Company must be received at the Company's principal executive office on or before November 20, 1997 in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.

                              1996 ANNUAL REPORT

  Enclosed is a copy of the Company's 1996 Annual Report to Shareholders, including financial statements for the year ended December 31, 1996. Also enclosed is a copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1996 as filed with the Securities and Exchange Commission. Shareholders who wish to obtain additional copies of the Annual Report to Shareholders or the Annual Report on Form 10-K should address a written request to Shareholder Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.

                            THE BOARD OF DIRECTORS

                                                    /s/A. Catherine Ngo
                                                   --------------------
         Santa Clara, California                    A. Catherine Ngo
            March 17, 1997                            Corporate Secretary

                                APPENDIX INDEX
                     ATTACHED TO SILICON VALLEY BANCSHARES
                                PROXY STATEMENT


APPENDIX A      Proposed Silicon Valley Bancshares 1997 Equity Incentive Plan



THE FOREGOING APPENDIX IS BEING SUBMITTED TO THE COMMISSION FOR REVIEW PURPOSES
-------------------------------------------------------------------------------
ONLY AND WILL NOT BE INCLUDED IN THE PROXY SOLICITATION MATERIALS DISTRIBUTED TO
--------------------------------------------------------------------------------
THE SHAREHOLDERS.
----------------

                                  APPENDIX A

                           SILICON VALLEY BANCSHARES

                           1997 EQUITY INCENTIVE PLAN

                           ADOPTED DECEMBER 19, 1996
                  APPROVED BY SHAREHOLDERS ____________, 1997


1.     PURPOSES.

       (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

       (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

       (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     DEFINITIONS.

       (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

       (b) "BOARD" means the Board of Directors of the Company.

       (c) "CODE" means the Internal Revenue Code of 1986, as amended.

       (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

       (e) "COMPANY" means Silicon Valley Bancshares, a California corporation.

       (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

       (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

       (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

       (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

       (j) "DIRECTOR" means a member of the Board.

       (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

           (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

       (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

       (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

       (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

       (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (s) "OPTION" means a stock option granted pursuant to the Plan.

       (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

       (u) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

       (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

       (w) "PLAN" means this 1997 Equity Incentive Plan.

       (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

       (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

       (z) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

       (aa) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

       (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

       (cc) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.     ADMINISTRATION.

       (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

       (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

            (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (3) To amend the Plan or a Stock Award as provided in Section 14.

            (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

       (c) The Board may delegate administration of the Plan to a committee or committees of the Board composed of one (1) or more members (the "Committee"). In the discretion of the Board, the Committee may be composed of two (2) or more Non-Employee Directors and/or

Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.     SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate nine hundred thousand (900,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

       (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

       (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

       (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

6.     OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

       (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

       (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

       (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its sole discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

       (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

       (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability or for Cause), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates for Cause, then the Option shall immediately terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. "Cause" shall be defined as an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, a deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company, any unauthorized disclosure of any of the secrets or confidential information of the Company, inducing any client or customer of the Company to break any contract with the Company or inducing any principal for whom the Company acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with the Company, or any act which results in Optionee being removed from any office of the Company by any bank regulatory agency.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

       (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (h) DEATH OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of Optionee's death, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

       Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

       (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent

(85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

       (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

       (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

       (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.     STOCK APPRECIATION RIGHTS.

       (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

       (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

           (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section

8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

           (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

           (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.     CANCELLATION AND RE-GRANT OF OPTIONS.

       (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% shareholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

       (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.    COVENANTS OF THE COMPANY.

       (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.    USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.    MISCELLANEOUS.

       (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

       (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

       (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director as provided in the Company's Bylaws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

       (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

       (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

       (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.    ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.)"

       (b) In the event of "Change in Control," all outstanding Stock Awards shall immediately become one hundred percent (100%) vested, and the Board shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised Stock Awards shall terminate upon the expiration of such period.

     "Change in Control" means the occurrence of any of the following events:

           (1) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total

Voting Securities of the Company, or of such surviving entity, outstanding immediately after such merger or consolidation;

           (2) the shareholders of the Company approve a plan of liquidation or dissolution of the Company or approve an agreement for the sale, lease, exchange or other transfer or disposition by the Company of all or substantially all of the Company's assets;

           (3) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or (B) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their beneficial ownership of stock in the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company representing fifty percent (50%) or more of the Voting Securities; or

           (4) (A) (1) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in beneficial owners of Voting Securities of the Company outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than twenty-five percent (25%) of the total Voting Securities of the Company, or of such surviving entity, outstanding immediately after such merger or consolidation, or (2) any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or (b) a corporation owned directly or indirectly by the shareholders of Company in substantially the same proportions as their ownership of stock in the Company, is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company representing twenty-five percent (25%) or more of the Voting Securities of such corporation, and

               (B) within twelve (12) months of the occurrence of such event, a change in the composition of the Company's Board occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

     "Incumbent Directors" shall mean directors who either

               (A) are directors of the Company as of the date hereof;

               (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) above at the time of such election or nomination; or

               (C) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) or (B) above at the time of such election or nomination.

       Notwithstanding the foregoing, "Incumbent Directors" shall not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of directors of the Company.

14.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

       (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding Stock Awards granted under the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

       (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

       (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

       (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

       (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 18, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

       (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.    EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                           SILICON VALLEY BANCSHARES
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                           THURSDAY, APRIL 17, 1997


        The undersigned appoints JOHN C. DEAN and A. CATHERINE NGO, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 17, 1997, at 4:00 p.m. at the Network Meeting Center at Techmart, Silicon Valley Room, 5201 Great America Parkway, Santa Clara, California 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.


1. To elect directors to serve for the ensuing year and until their successors are elected.

         [_] FOR all nominees listed below, with the discretionary authority to cumulate votes, except votes withheld

         [_]  WITHHOLD AUTHORITY to vote for all nominees listed below.

        IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME APPEARING IN THE LIST BELOW:
        Gary K. Barr, James F. Burns, Jr., John C. Dean, David M. deWilde, Clarence J. Ferrari, Jr., Daniel J. Kelleher, James R. Porter, Michael Roster, and Ann R. Wells

2. To ratify and approve the Silicon Valley Bancshares 1997 Equity Incentive Plan, the reservation of 900,000 shares for issuance thereunder and the options already granted under the plan.

                  [_]FOR         [_]AGAINST      [_]ABSTAIN

3. To ratify the appointment of KPMG Peat Marwick LLP, as the Company's independent auditors.

                  [_]FOR         [_]AGAINST      [_]ABSTAIN

4. To vote or otherwise represent the shares on any other business that may properly come before the meeting and any postponements or adjournments thereof, according to the Proxy Holder's decision and in their discretion.

                                                   (Continued on the other side)

(Continued from other side)





        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.



                                        ----------------------------------------
                                                         (SHAREHOLDER SIGNATURE)


                                        ----------------------------------------
                                                         (NAME TYPED OR PRINTED)

                                        DATE SIGNED                       , 1997
                                                   ----------------------
                                        I PLAN TO ATTEND THE MEETING,

                                                [_] YES      [_] NO

                                        SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
                                        ON YOUR STOCK CERTIFICATE. A CORPORATION
                                        IS REQUESTED TO SIGN ITS NAME BY ITS
                                        PRESIDENT OR OTHER DULY AUTHORIZED
                                        OFFICER, WITH THE OFFICE HELD
                                        DESIGNATED. EXECUTORS, ADMINISTRATORS,
                                        TRUSTEES, ETC., ARE REQUESTED TO SO
                                        INDICATE WHEN SIGNING. IF STOCK IS
                                        REGISTERED IN TWO NAMES, BOTH SHOULD
                                        SIGN.

                                SHAREHOLDERS SHOULD MARK SIGN AND DATE THIS
                                        PROXY PROMPTLY AND RETURN IT IN THE
                                                ENCLOSED ENVELOPE


                                       2